UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 22, 2006
         --------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       000-28217                                           59-3218138
--------------------------------------------------------------------------------
(Commission file number)                    (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing
                Rule or Standard; Transfer of Listing.

On May 22, 2006, the Registrant received a notice from the Nasdaq Stock Market, Inc. ("NASDAQ") indicating that the Registrant would be delisted pursuant to NASDAQ Marketplace Rules 4300, 4450(f), and IM-4300 at the opening of business on June 1, 2006. The Registrant does not plan to appeal the delisting. A press release dated May 24, 2006 is incorporated herein by reference.

On May 24, 2006, the Registrant received another notice from NASDAQ indicating that the Registrant was subject to an additional basis for delisting pursuant to NASDAQ Marketplace Rule 4310(c)(14) for failing to provide NASDAQ with the Registrant's 10-Q for the period ended March 31, 2006.

Item 9.01.      Financial Statements and Exhibits.


Exhibit 99.1 -  Press Release dated May 24, 2006







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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRNET COMMUNICATIONS CORPORATION
                                       Registrant



                                       By:   /s/ Stuart P. Dawley, Esq.
                                            ------------------------------------
                                             Stuart P. Dawley, Esq.
                                             Vice President, General Counsel and
                                             Secretary

Dated: May 26, 2006














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